Exhibit 99.1

MEDLEY MANAGEMENT INC. REPORTS

SECOND QUARTER 2015 RESULTS AND DECLARES $0.20 PER SHARE DIVIDEND

NEW YORK, August 12, 2015 (GLOBE NEWSWIRE) — Medley Management Inc. (NYSE: MDLY) today reported its financial results for the three months ended June 30, 2015.

Highlights

•	Total assets under management were $4.0 billion

•	Fee earning assets under management were $3.4 billion

•	Core Net Income Per Share was $0.22 for Q2 2015

•	U.S. GAAP net income attributable to Medley Management Inc. was $0.14 per share for Q2 2015

•	Declared $0.20 per share dividend for Q2 2015 payable on September 4, 2015

•	Approved a $5 million share repurchase program

“We are pleased with our second quarter performance,” said Seth Taube, Co-Chief Executive Officer of Medley Management Inc. “The underlying trends that drive our core businesses remain favorable, and we remain well positioned to capitalize on the significant opportunity that exists in direct lending to the middle market.”

Standalone Results of Operations for the Three Months Ended June 30, 2015

Management fees increased by 40%, or $6.0 million, to $20.9 million for the three months ended June 30, 2015 as compared to $14.9 million for the same period in 2014. This increase was offset by a decrease in performance fee revenue and other income and fees to $(0.4) million for the three months ended June 30, 2015 compared to $10.4 million for the same period in 2014. Due primarily to the decline in performance fee revenue, total revenues decreased by 19%, or $4.8 million, to $20.5 million for the three months ended June 30, 2015 compared to $25.3 million for the same period in 2014.

Total expenses decreased by 19%, or $2.4 million, to $10.0 million for the three months ended June 30, 2015 compared to $12.3 million for the same period in 2014. The decrease was due primarily to reversals in performance fee compensation.

Total other expense, net increased by $0.9 million to $1.9 million for the three months ended June 30, 2015 compared to $0.9 million for the same period in 2014. The increase was due primarily to a $1.4 million increase in interest expense, partially offset by a $0.4 million decrease in other expenses.

Pre-Tax Core Net Income increased by $0.1 million, to $11.6 million for the three months ended June 30, 2015 compared to the same period in 2014. Core Net Income Per Share was $0.22 per share for the three months ended June 30, 2015, compared to $0.22 for the same period in 2014.

Core EBITDA increased by $1.5 million, to $13.9 million for the three months ended June 30, 2015 compared to $12.4 million for the same period in 2014.

Standalone Results of Operations for the Six Months Ended June 30, 2015

Management fees increased by 29%, or $8.5 million, to $38.4 million for the six months ended June 30, 2015 compared to $29.9 million for the same period in 2014. This increase was offset by a decrease in performance fee revenue and other income and fees to $7.6 million for the six months ended June 30, 2015 compared to $12.5 million for the same period in 2014. Total revenues increased by 9%, or $3.6 million, to $46.0 million for the six months ended June 30, 2015 compared to $42.4 million for the same period in 2014.

Total expenses decreased to $21.8 million for the six months ended June 30, 2015 compared to $21.9 million for the same period in 2014. The variance was due primarily to a $4.3 million increase in compensation and benefits offset by a $4.1 million decrease in performance fee compensation and a $0.2 million decrease in general, administrative and other expenses.

Total other expense, net increased by $1.5 million to $4.0 million for the six months ended June 30, 2015 compared to $2.5 million for the same period in 2014. The increase was due primarily to a $2.8 million increase in interest expense, partially offset by a $1.1 million decrease in other expenses.

Pre-Tax Core Net Income increased by 41%, or $7.3 million, to $24.9 million for the six months ended June 30, 2015 compared to $17.6 million for the same period in 2014. Core Net Income Per Share increased by 42% to $0.47 per share for the six months ended June 30, 2015, compared to $0.33 per share for the same period in 2014.

Core EBITDA increased by $10.1 million to $29.3 million for the six months ended June 30, 2015 compared to $19.2 million for the same period in 2014.

Note: The financial results for the three and six months ended June 30, 2014 reflect those of our operating subsidiaries, Medley LLC and Medley GP Holdings LLC and their consolidated subsidiaries prior to our initial public offering (“IPO”) and the related reorganization.

Investor Relations:

Sam Anderson

212.759.0777

Media Contact:

Liz Bruce

Fitzroy Communications

212.498.9197

Key Performance Indicators:

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	(unaudited)		(unaudited)
	2015	2014	2015	2014
	(Amounts in thousands, except AUM, share and per share data)
Consolidated Financial Data:
Net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC	$8,027	$10,181	$17,104	$15,969

Standalone Data:
Pre-Tax Core Net Income (1)	$11,628	$11,555	$24,894	$17,628
Core Net Income (1)	10,409	11,302	22,176	17,145
Core EBITDA (2)	13,858	12,380	29,320	19,178
Core Net Income Per Share (3)	$0.22	$0.22	$0.47	$0.33
Core Net Income Margin (4)	32.6%	26.5%	31.1%	23.7%
Pro-Forma Weighted Average Shares Outstanding (5)	30,437,467	30,484,722	30,456,596	30,484,722

Other Data (at period end, in millions):
AUM	$4,017	$3,318	$4,017	$3,318
Fee Earning AUM	3,350	2,451	3,350	2,451

(1)	Pre-Tax Core Net Income is calculated as Core Net Income before income taxes. Core Net Income reflects standalone net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC adjusted to exclude reimbursable expenses associated with the launch of funds, certain one-time severance costs and stock-based compensation associated with restricted stock units that were granted in connection with our IPO. In addition, for the three and six months ended June 30, 2014, Core Net Income includes the pro-forma adjustment to reflect guaranteed payments to Medley LLC members as compensation expense, that, prior to our reorganization and IPO, were recorded as distributions from members’ capital. Please refer to the reconciliation of Core Net Income to Net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC in Exhibit B for additional details.

(2)	Core EBITDA is calculated as Core Net Income before interest expense, income taxes and depreciation. Please refer to the reconciliation of Core EBITDA to Net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC in Exhibit B for additional details.

(3)	Core Net Income Per Share is calculated as Core Net Income, adjusted for the income tax effect of assuming that all of our pre-tax earnings are subject to federal, state and local corporate income taxes, divided by Pro-Forma Weighted Average Shares Outstanding (as defined below). We assumed an effective corporate tax rate of 43.0% for all periods presented. Please refer to the calculation of Core Net Income Per Share in Exhibit B and C for additional details.

(4)	Core Net Income Margin equals Core Net Income Per Share divided by total standalone revenue per share for the respective periods presented.

(5)	The calculation of Pro-Forma Weighted Average Shares Outstanding assumes the conversion by the pre-IPO holders of 23,333,333 Medley LLC units for 23,333,333 shares of Class A common stock at the beginning of each period presented and, at the beginning of each period in 2014, the issuance of 6,000,000 shares of Class A common stock in connection with our IPO and the grant of 1,151,389 restricted stock units in connection with our IPO, adjusted for actual forfeitures and additional grants during the period.

Fee Earning AUM

The table below presents the quarter to date roll forward of our total fee earning AUM:

				% of AUM
	Permanent	Long-dated		Permanent	Long-dated
	Capital	Private Funds		Capital	Private Funds
	Vehicles	and SMAs	Total	Vehicles	and SMAs
	(Dollars in millions)
Beginning balance, March 31, 2015	$2,123	$1,042	$3,165	67%	33%
Commitments	127	102	229
Capital Reduction	(2)	-	(2)
Distributions	(42)	(27)	(69)
Change in fund value	35	(8)	27
Ending balance, June 30, 2015	$2,241	$1,109	$3,350	67%	33%

Total fee earning AUM increased by 6%, or $185 million, to $3.4 billion at June 30, 2015 compared to March 31, 2015. The permanent capital vehicles’ share of fee earning AUM remained consistent at 67% at June 30, 2015 and March 31, 2015.

The table below presents the year-to-date roll forward of our total fee earning AUM:

				% of AUM
	Permanent	Long-dated		Permanent	Long-dated
	Capital	Private Funds		Capital	Private Funds
	Vehicles	and SMAs	Total	Vehicles	and SMAs
	(Dollars in millions)
Beginning balance, December 31, 2014	$2,047	$1,011	$3,058	67%	33%
Commitments	217	188	405
Capital Reduction	(10)	(17)	(27)
Distributions	(72)	(68)	(140)
Change in fund value	59	(5)	54
Ending balance, June 30, 2015	$2,241	$1,109	$3,350	67%	33%

Total fee earning AUM increased by 10%, or $291 million, to $3.4 billion at June 30, 2015 compared to December 31, 2014. The permanent capital vehicles’ share of fee earning AUM remained consistent at 67% at June 30, 2015 and December 31, 2014.

Dividend Declaration

On August 10, 2015, the Company’s Board of Directors declared a quarterly dividend of $0.20 per share of Class A common stock, for the second quarter 2015, payable on September 4, 2015, to shareholders of record of the Company’s Class A common stock as of the close of business on August 26, 2015.

Share Repurchase Program

The Company’s Board of Directors has authorized the repurchase of up to $5 million of the Company’s Class A common stock. Medley LLC will repurchase membership units, on a one for one basis, for each share of Class A common stock repurchased by the Company. Under this share repurchase program, shares may be repurchased from time to time in open market transactions, in privately negotiated transactions or otherwise. The timing and the actual number of shares repurchased will depend on a variety of factors, including legal requirements, price and economic and market conditions. This program may be suspended or discontinued at any time and will expire in one year.

Conference Call and Webcast Information

We will host an earnings conference call and audio webcast at 10:00 a.m. (Eastern Time) on Thursday August 13, 2015 to discuss our second quarter 2015 financial results.

All interested parties may participate in the conference call by dialing (800) 706-7749 approximately 5-10 minutes prior to the call. International callers should dial (617) 614-3474. Participants should reference Medley Management Inc. and the participant passcode of 91725138 when prompted. Following the call you may access a replay of the event via audio webcast. This conference call will be broadcast live over the Internet and can be accessed by all interested parties through the Company's website, http://www.mdly.com. To listen to the live call, please go to the Company's website at least 15 minutes prior to the start of the call to register and download any necessary audio software. For those who are not able to listen to the live broadcast, a replay will be available shortly after the call on the Company's website.

About Medley

Medley is an asset management firm offering yield solutions to retail and institutional investors. Medley's national direct origination franchise, with over 80 people, is a premier provider of capital to the middle market in the U.S. As of June 30, 2015, Medley had in excess of $4.0 billion of assets under management in two business development companies, Medley Capital Corporation (NYSE:MCC), the Sierra Income Corporation, as well as private investment vehicles. Over the past 13 years, we have invested in excess of $5.7 billion to help over 300 companies grow across 35 industries in North America. For additional information, please visit Medley Management Inc. at www.mdly.com.

Forward-Looking Statements

Statements included herein may contain "forward-looking statements". Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the Securities and Exchange Commission, including those described in the section “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Except as required by law, the Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements made herein speak only as of the date of this press release.

This press release does not constitute an offer for any Medley fund.

Available Information

Medley Management Inc.’s filings with the Securities and Exchange Commission, press releases, earnings releases and other financial information are available at www.mdly.com.

Exhibit A. Standalone Statements of Operations of Medley Management Inc. (Prior to September 29, 2014, Medley LLC and Medley GP Holdings LLC)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	(unaudited)		(unaudited)
	2015	2014	2015	2014
	(Amounts in thousands)
Revenues
Management fees	$20,923	$14,909	$38,443	$29,900
Performance fees	(2,368)	8,000	3,968	8,076
Other revenues and fees	1,981	2,383	3,605	4,396
Total revenues	20,536	25,292	46,016	42,372

Expenses
Compensation and benefits	6,397	5,574	13,618	9,333
Performance fee compensation	(1,030)	1,640	(918)	3,158
General, administrative and other expenses	4,623	5,134	9,130	9,363
Total expenses	9,990	12,348	21,830	21,854

Other income (expense)
Dividend income	221	221	443	443
Interest expense	(2,109)	(731)	(4,194)	(1,364)
Other expenses, net	13	(428)	(249)	(1,620)
Total other expense, net	(1,875)	(938)	(4,000)	(2,541)
Income before income taxes	$8,671	$12,006	$20,186	$17,977
Provision for income taxes	918	218	2,066	448
Net income	7,753	11,788	18,120	17,529
Net income attributable to non-controlling interests in consolidated subsidiaries	(274)	1,607	1,016	1,560
Net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC	$8,027	$10,181	$17,104	$15,969

Exhibit B. Reconciliation of Standalone Core Net Income and Core EBITDA to Net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	(unaudited)		(unaudited)
	2015	2014	2015	2014
	(Amounts in thousands)
Net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC	$8,027	$10,181	$17,104	$15,969
Reimbursable fund startup expenses (1)	1,771	2,121	3,694	3,396
Severance expense (1)	-	(11)	121	(5)
IPO date award stock-based compensation (1)	611	-	1,257	-
Adjustment for pre-IPO guaranteed payments to members (1)(2)	-	(989)	-	(2,215)
Core Net Income	$10,409	$11,302	$22,176	$17,145
Interest expense	2,109	731	4,194	1,364
Income taxes	1,219	253	2,718	483
Depreciation and amortization	121	94	232	186
Core EBITDA	$13,858	$12,380	$29,320	$19,178

(1)	Amounts are presented net of income taxes.

(2)	Represents a pro-forma adjustment to reflect guaranteed payments to Medley LLC members as compensation expense, that, prior to our reorganization and IPO, were treated as distributions from members’ capital.

Exhibit C. Calculation of Core Net Income Per Share (Standalone)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	(unaudited)		(unaudited)
	2015	2014	2015	2014
	(Amounts in thousands, except share and per share amounts)
Numerator
Core Net Income	$10,409	$11,302	$22,176	$17,145
Add: Income taxes	1,219	253	2,718	483
Pre-Tax Core Net Income	11,628	11,555	24,894	17,628

Denominator
Class A shares issued in IPO	6,000,000	6,000,000	6,000,000	6,000,000
Conversion of LLC Units to Class A shares	23,333,333	23,333,333	23,333,333	23,333,333
Restricted stock units (1)	1,104,134	1,151,389	1,123,263	1,151,389
Pro-Forma Weighted Average Shares Outstanding (1)	30,437,467	30,484,722	30,456,596	30,484,722
Pre-Tax Core Net Income Per Share	$0.38	$0.38	$0.82	$0.58
Less: corporate income taxes per share (2)	(0.16)	(0.16)	(0.35)	(0.25)
Core Net Income Per Share	$0.22	$0.22	$0.47	$0.33

(1)	The calculation of Pro-Forma Weighted Average Shares Outstanding assumes the conversion by the pre-IPO holders of 23,333,333 Medley LLC units for 23,333,333 shares of Class A common stock at the beginning of each period presented and, at the beginning of each period in 2014, the issuance of 6,000,000 shares of Class A common stock in connection with our IPO and the grant of 1,151,389 restricted stock units in connection with our IPO, adjusted for actual forfeitures and additional grants during the period.

(2)	Represents a per share adjustment for income taxes assuming that all of our standalone pre-tax earnings were subject to federal, state and local income taxes. We assumed an effective corporate tax rate of 43.0% for all periods presented.

Exhibit D. Condensed Consolidated Statements of Operations of Medley Management Inc. (Prior to September 29, 2014, Medley LLC and Medley GP Holdings LLC)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	(unaudited)		(unaudited)
	2015	2014	2015	2014
	(Amounts in thousands, except share and per share data)
Revenues
Management fees	$20,216	$13,225	$36,410	$26,453
Performance fees	1,656	1,617	2,868	2,372
Other revenues and fees	1,981	2,383	3,605	4,396
Total revenues	23,853	17,225	42,883	33,221

Expenses
Compensation and benefits	6,397	5,574	13,618	9,333
Performance fee compensation	(1,030)	1,640	(918)	3,158
Consolidated Funds expenses	634	513	1,427	833
General, administrative and other expenses	4,623	5,134	9,130	9,363
Total expenses	10,624	12,861	23,257	22,687

Other income (expense)
Dividend income	221	221	443	443
Interest expense	(2,109)	(731)	(4,194)	(1,364)
Other expenses, net	(69)	(387)	(452)	(1,318)
Interest and other income of Consolidated Funds	21,169	20,175	39,896	33,596
Interest expense of Consolidated Funds	(3,810)	(1,750)	(7,614)	(3,062)
Net realized gain (loss) on investments of Consolidated Funds	-	(69)	952	1,288
Net change in unrealized appreciation (depreciation) on investments of Consolidated Funds	(6,417)	642	(2,395)	(7,171)
Net change in unrealized depreciation (appreciation) on secured borrowings of Consolidated Funds	(82)	(873)	(498)	(1,197)
Total other income, net	8,903	17,228	26,138	21,215
Income before income taxes	22,132	21,592	45,764	31,749
Provision for income taxes	1,251	747	2,941	1,251
Net income	20,881	20,845	42,823	30,498
Net income attributable to non-controlling interests in Consolidated Funds	13,128	9,057	24,703	12,969
Net income (loss) attributable to non-controlling interests in consolidated subsidiaries	(274)	1,607	1,016	1,560
Net income attributable to non-controlling interests in Medley LLC	6,988	$10,181	14,791	$15,969
Net income attributable to Medley Management Inc.	$1,039		$2,313

Net income per Class A common stock:
Basic	$0.14		$0.33
Diluted	$0.14		$0.33
Weighted average shares - Basic and Diluted	6,000,000		6,000,000

Exhibit E. Condensed Consolidated Balance Sheets of Medley Management Inc.

	As of
	June 30,	As of
	2015	December 31,
	(unaudited)	2014
	(Amounts in thousands)
Assets
Cash and cash equivalents	$66,376	$87,206
Investments, at fair value	11,519	9,901
Management fees receivable	16,451	15,173
Performance fees receivable	8,442	5,573
Other assets	9,680	9,230

Assets of Consolidated Funds:
Cash and cash equivalents	74,401	38,111
Investments, at fair value	790,529	734,870
Interest and dividends receivable	7,561	6,654
Other assets	3,178	3,681
Total assets	$988,137	$910,399

Liabilities and Equity
Loans payable	$102,813	$103,057
Accounts payable, accrued expenses and other liabilities	21,344	27,583
Performance fee compensation payable	9,878	11,807

Liabilities of Consolidated Funds:
Accounts payable, accrued expenses and other liabilities	1,890	5,767
Secured borrowings	137,366	141,135
Total liabilities	273,291	289,349

Equity
Class A Common Stock	60	60
Class B Common Stock	-	-
Capital deficit	(765)	(2,384)
Retained earnings	1,219	272
Total stockholders' equity (deficit), Medley Management Inc.	514	(2,052)
Non-controlling interests in Consolidated Funds	722,553	625,548
Non-controlling interests in consolidated subsidiaries	2,217	1,526
Non-controlling interests in Medley LLC	(10,438)	(3,972)
Total equity	714,846	621,050
Total liabilities and equity	$988,137	$910,399

Exhibit F. Condensed Consolidating Statements of Operations and Consolidated Balance Sheets of Medley Management Inc. (Prior to September 29, 2014, Medley LLC and Medley GP Holdings LLC)

	For the Three Months Ended June 30, 2015
	(unaudited)
		Consolidated
	Standalone	Funds	Eliminations	Consolidated
	(Amounts in thousands)
Revenues:
Management fees	$20,923	$-	$(707)	$20,216
Performance fees	(2,368)	-	4,024	1,656
Other revenues and fees	1,981	-	-	1,981
Total revenues	20,536	-	3,317	23,853

Expenses:
Compensation and benefits	6,397	-	-	6,397
Performance fee compensation	(1,030)	-	-	(1,030)
Consolidated Funds expenses	-	1,341	(707)	634
General, administrative and other expenses	4,623	-	-	4,623
Total expenses	9,990	1,341	(707)	10,624

Other income (expense):
Dividend income	221	-	-	221
Interest expense	(2,109)	-	-	(2,109)
Other income (expenses), net	13	-	(82)	(69)
Interest and other income of Consolidated Funds	-	21,169	-	21,169
Interest expense of Consolidated Funds	-	(3,810)	-	(3,810)
Net realized gain (loss) on investments of Consolidated Funds	-	-	-	-
Net change in unrealized appreciation (depreciation) on investments of Consolidated Funds	-	(6,417)	-	(6,417)
Net change in unrealized depreciation (appreciation) on secured borrowings of Consolidated Funds	-	(82)	-	(82)
Total other income (expense), net	(1,875)	10,860	(82)	8,903
Income before income taxes	8,671	9,519	3,942	22,132
Provision for income taxes	918	333	-	1,251
Net income	7,753	9,186	3,942	20,881
Net income attributable to non-controlling interests in Consolidated Funds	-	-	13,128	13,128
Net income attributable to non-controlling interests in consolidated subsidiaries	(274)	-	-	(274)
Net income attributable to non-controlling interests in Medley LLC	6,988	-	-	6,988
Net income attributable to Medley Management Inc.	$1,039	$9,186	$(9,186)	$1,039

	For the Six Months Ended June 30, 2015
	(unaudited)
		Consolidated
	Standalone	Funds	Eliminations	Consolidated
	(Amounts in thousands)
Revenues:
Management fees	$38,443	$-	$(2,033)	$36,410
Performance fees	3,968	-	(1,100)	2,868
Other revenues and fees	3,605	-	-	3,605
Total revenues	46,016	-	(3,133)	42,883

Expenses:
Compensation and benefits	13,618	-	-	13,618
Performance fee compensation	(918)	-	-	(918)
Consolidated Funds expenses	-	3,460	(2,033)	1,427
General, administrative and other expenses	9,130	-	-	9,130
Total expenses	21,830	3,460	(2,033)	23,257

Other income (expense):
Dividend income	443	-	-	443
Interest expense	(4,194)	-	-	(4,194)
Other income (expenses), net	(249)	-	(203)	(452)
Interest and other income of Consolidated Funds	-	39,896	-	39,896
Interest expense of Consolidated Funds	-	(7,614)	-	(7,614)
Net realized gain (loss) on investments of Consolidated Funds	-	952	-	952
Net change in unrealized appreciation (depreciation) on investments of Consolidated Funds	-	(2,395)	-	(2,395)
Net change in unrealized depreciation (appreciation) on secured borrowings of Consolidated Funds	-	(498)	-	(498)
Total other income (expense), net	(4,000)	30,341	(203)	26,138
Income before income taxes	20,186	26,881	(1,303)	45,764
Provision for income taxes	2,066	875	-	2,941
Net income	18,120	26,006	(1,303)	42,823
Net income attributable to non-controlling interests in Consolidated Funds	-	-	24,703	24,703
Net income attributable to non-controlling interests in consolidated subsidiaries	1,016	-	-	1,016
Net income attributable to non-controlling interests in Medley LLC	14,791	-	-	14,791
Net income attributable to Medley Management Inc.	$2,313	$26,006	$(26,006)	$2,313

	For the Three Months Ended June 30, 2014
	(unaudited)
		Consolidated
	Standalone	Funds	Eliminations	Consolidated
	(Amounts in thousands)
Revenues:
Management fees	$14,909	$-	$(1,684)	$13,225
Performance fees	8,000	-	(6,383)	1,617
Other revenues and fees	2,383	-	-	2,383
Total revenues	25,292	-	(8,067)	17,225

Expenses:
Compensation and benefits	5,574	-	-	5,574
Performance fee compensation	1,640	-	-	1,640
Consolidated Funds expenses	-	2,197	(1,684)	513
General, administrative and other expenses	5,134	-	-	5,134
Total expenses	12,348	2,197	(1,684)	12,861

Other income (expense):
Dividend income	221	-	-	221
Interest expense	(731)	-	-	(731)
Other income (expenses), net	(428)	-	41	(387)
Interest and other income of Consolidated Funds	-	20,175	-	20,175
Interest expense of Consolidated Funds	-	(1,750)	-	(1,750)
Net realized gain (loss) on investments of Consolidated Funds	-	(69)	-	(69)
Net change in unrealized appreciation (depreciation) on investments of Consolidated Funds	-	642	-	642
Net change in unrealized depreciation (appreciation) on secured borrowings of Consolidated Funds	-	(873)	-	(873)
Total other income (expense), net	(938)	18,125	41	17,228
Income before income taxes	12,006	15,928	(6,342)	21,592
Provision for income taxes	218	529	-	747
Net income	11,788	15,399	(6,342)	20,845
Net income attributable to non-controlling interests in Consolidated Funds	-	-	9,057	9,057
Net income attributable to non-controlling interests in consolidated subsidiaries	1,607	-	-	1,607
Net income attributable to Medley LLC	$10,181	$15,399	$(15,399)	$10,181

	For the Six Months Ended June 30, 2014
	(unaudited)
		Consolidated
	Standalone	Funds	Eliminations	Consolidated
	(Amounts in thousands)
Revenues:
Management fees	$29,900	$-	$(3,447)	$26,453
Performance fees	8,076	-	(5,704)	2,372
Other revenues and fees	4,396	-	-	4,396
Total revenues	42,372	-	(9,151)	33,221

Expenses:
Compensation and benefits	9,333	-	-	9,333
Performance fee compensation	3,158	-	-	3,158
Consolidated Funds expenses	-	4,280	(3,447)	833
General, administrative and other expenses	9,363	-	-	9,363
Total expenses	21,854	4,280	(3,447)	22,687

Other income (expense):
Dividend income	443	-	-	443
Interest expense	(1,364)	-	-	(1,364)
Other income (expenses), net	(1,620)	-	302	(1,318)
Interest and other income of Consolidated Funds	-	33,596	-	33,596
Interest expense of Consolidated Funds	-	(3,062)	-	(3,062)
Net realized gain (loss) on investments of Consolidated Funds	-	1,288	-	1,288
Net change in unrealized appreciation (depreciation) on investments of Consolidated Funds	-	(7,171)	-	(7,171)
Net change in unrealized depreciation (appreciation) on secured borrowings of Consolidated Funds	-	(1,197)	-	(1,197)
Total other income (expense), net	(2,541)	23,454	302	21,215
Income before income taxes	17,977	19,174	(5,402)	31,749
Provision for income taxes	448	803	-	1,251
Net income	17,529	18,371	(5,402)	30,498
Net income attributable to non-controlling interests in Consolidated Funds	-	-	12,969	12,969
Net income attributable to non-controlling interests in consolidated subsidiaries	1,560	-	-	1,560
Net income attributable to Medley LLC	$15,969	$18,371	$(18,371)	$15,969

	As of June 30, 2015
	(unaudited)
		Consolidated
	Standalone	Funds	Eliminations	Consolidated
	(Amounts in thousands)
Assets
Cash and cash equivalents	$66,376	$-	$-	$66,376
Investments, at fair value	24,170	-	(12,651)	11,519
Management fees receivable	16,451	-	-	16,451
Performance fees receivable	8,442	-	-	8,442
Other assets	10,889	-	(1,209)	9,680

Assets of Consolidated Funds:
Cash and cash equivalents	-	74,401	-	74,401
Investments, at fair value	-	790,529	-	790,529
Interest and dividends receivable	-	7,561	-	7,561
Other assets	-	3,178	-	3,178
Total assets	$126,328	$875,669	$(13,860)	$988,137

Liabilities and equity
Loans payable	$102,813	$-	$-	$102,813
Accounts payable, accrued expenses and other liabilities	21,344	-	-	21,344
Performance fee compensation payable	9,878	-	-	9,878

Liabilities of Consolidated Funds:
Accounts payable, accrued expenses and other liabilities	-	3,099	(1,209)	1,890
Secured borrowings	-	137,366	-	137,366
Total liabilities	134,035	140,465	(1,209)	273,291

Equity
Class A Common Stock	60	-	-	60
Class B Common Stock	-	-	-	-
Capital deficit	(765)	-	-	(765)
Retained earnings	1,219	-	-	1,219
Total stockholders' equity (deficit), Medley Management Inc.	514	-	-	514
Non-controlling interests in Consolidated Funds	-	-	722,553	722,553
Non-controlling interests in consolidated subsidiaries	2,217	-	-	2,217
Non-controlling interests in Medley LLC	(10,438)	-	-	(10,438)
Members' equity of consolidated funds	-	735,204	(735,204)	-
Total (deficit) equity	(7,707)	735,204	(12,651)	714,846
Total liabilities and equity	$126,328	$875,669	$(13,860)	$988,137

	As of December 31, 2014
		Consolidated
	Standalone	Funds	Eliminations	Consolidated
	(Amounts in thousands)
Assets
Cash and cash equivalents	$87,206	$-	$-	$87,206
Investments, at fair value	22,143	-	(12,242)	9,901
Management fees receivable	15,173	-	-	15,173
Performance fees receivable	5,573	-	-	5,573
Other assets	9,230	-	-	9,230

Assets of Consolidated Funds:
Cash and cash equivalents	-	38,111	-	38,111
Investments, at fair value	-	734,870	-	734,870
Interest and dividends receivable	-	6,654	-	6,654
Other assets	-	5,057	(1,376)	3,681
Total assets	$139,325	$784,692	$(13,618)	$910,399

Liabilities and equity
Loans payable	$103,057	$-	$-	$103,057
Accounts payable, accrued expenses and other liabilities	28,959	-	(1,376)	27,583
Performance fee compensation payable	11,807	-	-	11,807

Liabilities of Consolidated Funds:
Accounts payable, accrued expenses and other liabilities	-	5,767	-	5,767
Secured borrowings	-	141,135	-	141,135
Total liabilities	143,823	146,902	(1,376)	289,349

Equity
Class A Common Stock	60	-	-	60
Class B Common Stock	-	-	-	-
Capital deficit	(2,384)	-	-	(2,384)
Retained earnings	272	-	-	272
Total stockholders' equity (deficit), Medley Management Inc.	(2,052)	-	-	(2,052)
Non-controlling interests in Consolidated Funds	-	-	625,548	625,548
Non-controlling interests in consolidated subsidiaries	1,526	-	-	1,526
Non-controlling interests in Medley LLC	(3,972)	-	-	(3,972)
Members' equity of consolidated funds	-	637,790	(637,790)	-
Total (deficit) equity	(4,498)	637,790	(12,242)	621,050
Total liabilities and equity	$139,325	$784,692	$(13,618)	$910,399